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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 9, 1998


                              WARREN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

              0-17222                                    04-3024165
        (Commission File No.)                          (IRS Employer
                                                     Identification No.)

 10 Main Street, Peabody, Massachusetts                    01960
(Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code
                                  978-531-7400





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ITEM 5.  STOCK SPLIT

     On April 16, 1998, the Corporation announced a 2-for-1 stock split in the form of a stock dividend. Stockholders of record on April 27, 1998 received one additional share for each share they owned as of that date. The additional shares were issued on May 12, 1998. To give pro-forma effect to the stock split, relevant per-share information on the "Selected Financial Data" Schedule included in the Corporation's amended and restated Annual Report on Form 10-K/A filed on May 29, 1998 has been restated to give pro-forma effect to the stock split, and is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1 Selected Financial Data, as restated to reflect 2-for-1 stock split




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARREN BANCORP, INC.



                                        By: /s/ Paul M. Peduto
                                           -------------------------------------
                                          Name: Paul M. Peduto
                                          Title: Treasurer

                                        Date: June 9, 1998



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                                  EXHIBIT INDEX
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     Exhibit 99.1      Selected Financial Data, as restated to reflect
                       2-for-1 stock split




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